IBERIABANK Corporation IBERIABANK Corporation Strategic Overview Strategic Overview October 26, 2011 October 26, 2011 Exhibit 99.4

Safe Harbor Language
Safe Harbor Language

To the extent that statements in this presentation relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”
or similar expressions. IBERIABANK Corporation’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties.
Actual results could differ materially because of factors such as the current level of market volatility and our ability to execute our growth strategy, including the availability of future FDIC-assisted failed bank opportunities, unanticipated losses related to the integration of, and accounting for, acquired businesses and assets and assumed liabilities in FDIC-assisted transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in FDIC-assisted acquisitions, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, increases in FDIC insurance assessments, geographic concentration of our markets and economic conditions in these markets, rapid changes in the financial services industry, dependence on our operational, technological, and organizational infrastructure, hurricanes and other adverse weather events, the volatility and low trading volume of our common stock, and valuation of intangible assets.
These and other factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange
Commission (the “SEC”), available at the SEC’s website,
http://www.sec.gov,
and the Company’s website,
http://www.iberiabank.com,
under the heading “Investor Information.” All information in this presentation is as of the date of this presentation.  The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

•
Every 5-6 Years We Set Strategic Goals
•
Recently Refreshed Our Strategic Plan
•
Focus Our Company:
Mission Statement
Philosophies And Culture
Economic And Industry Dynamics
Risks And Opportunities
Strengths And Areas Requiring Improvement
Operating Parameters
Areas Of Future Emphasis And Investment
Strategic/Financial Goals
Overview
Strategic Overview
Strategic Overview

Strategic Overview
Strategic Overview
Over The Past Three Years…
Over The Past Three Years…
Total Revenues Of $1.5 Billion
Earned $280 Million; $14.57 EPS
Paid $105 Million In Dividends, Or
$5.10 Per Share (38% Payout)
Improved Asset Quality And
Capital Strength
Added:
• +$6.6 Billion Assets
• +120 New Locations
• +1,247 Associates
• +$18.06 In Tangible BVS
• +$0.8 Billion Market Cap.
At The End Of 3Q11:
• Total Assets Of $11.5
Billion
• 2,541 Associates
• Operations In 12 States

-75% -25% 25% 75% 125% 175%
Loans
Deposits
Assets
Offices
# FTE
BVS
TBVS
Stock Price
Market Cap
% Change Since 2007

Strategic Overview
Strategic Overview
Our Current Position

•
Little Or No Loan Growth
•
Real Estate Dependence
•
Asset Quality Concerns
•
Unrecognized Collateral Values
•
Flat & Low Yield Curve Results In
Margin Compression
•
Durbin Amendment Exposure
•
Capital Constrained
•
Dividends Slashed
•
Costly Access To Fresh Capital
•
Share Buyback Capability?
•
M&A Experience/Infrastructure?
Industry Headwinds Our Positioning
•
$518mm YTD Organic Growth
•
41% of Bal. Sheet Is Low Risk
•
Classified Assets = 1.7%/Assets
•
FDIC Loss Share Protection
•
Less Spread Dependent With
Mtg/Title 12% Of Revenues
•
Service Chg/Revenues of 6%
•
$300mm+ In Excess Capital
•
Consistent Quarterly Dividends
•
Raised $603mm In Capital
•
Buyback Completed In 3Q11
•
5 FDIC And 7 Live Bank Deals

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Provide Exceptional Value-Based Client Service
•
Great Place To Work
•
Growth That Is Consistent With High Performance
•
Shareholder Focused
•
Strong Sense Of Community
Mission Statement And Culture
Strategic Overview
Strategic Overview

•
Teamwork
•
Client Focus
•
Financial Focus
•
Attention To Detail
•
Do What Is Right
•
High Performance Expectations
•
Self Starters
•
Respect For Others
•
Conservative & Methodical
•
Continuous Improvement
Mission
Statement
Selected Philosophies And Culture

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Time Period: 5-Year Time Frame
•
Economic Growth Remains Tempered
•
Near-Term Inflation Is tempered As Well
•
Current Credit Cycle Is 5-6 Years Long (2/3 Complete)
•
Assume The Interest Rate Environment Imbedded In The
Current Forward Curves
Low, Flat Interest Rate Curves Initially
Curves Begin to Steepen To More Historic Levels
Impacted More On Short-End Of Curves (<5 Years)
Major Economic Assumptions
Strategic Overview
Strategic Overview

Forward Interest Rate Curves
Strategic Overview
Strategic Overview

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15
Overnight 2yr Treasury 5 Year Treasury 10 Year Treasury

•
Banking Industry Returns Will Remain Challenging
Limited Balance Sheet Growth
Spread Compression (Government & Industry Impacts)
Legislative/Compliance Provide Revenue Pressure
Regulatory Burdens Remain Elevated
Lower Industry Returns On Tangible Equity
•
New Capital Will Remain Scarce And Fairly Targeted
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Banking Industry Will Continue To Consolidate
Up To An Additional 200 Failures in Southeast U.S.
Live Banks - Board And Management Fatigue
We Will Participate In Situations That Fit
Organic Growth Story & Supplement With Acquisitions
Industry Competitive Dynamics
Strategic Overview
Strategic Overview

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Market-Focused, Not Size-Focused
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Southeastern U.S. – Texas To Virginia
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Focus On Metropolitan, Not Rural, Markets
•
Interest In Specific MSAs, Based On Opportunity:
Risk/Return Perspective Consistent With Our Culture
Connectivity To Recruits And Target Clients
Competitive Dynamics (Current And Future)
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Areas Of Emphasis:
Small Business And Retail
Trust, Wealth Management, Capital Markets
Targeted Market/Branch Expansion
Improve Operating Leverage And Profitability
Strategic Focus
Strategic Overview
Strategic Overview

IBKC Overview
IBKC Overview
Our Locations

Deposit Market Share as of  June 30, 2011. Source: SNL Financial. Map Reflects Locations as of  October 24,2011.
*Other Mortgage Locations not shown = 9
Arkansas
34 Branches
$1.0 bil deposits
#12 Rank
32 Non-bank Offices
Texas
4 Branches
$185 mm deposits
#227 Rank
3 Non-bank Offices
Louisiana
78 Branches
$5.1 bil deposits
#5 Rank
31 Non-bank Offices
Alabama
12 Branches
$500 mm deposits
#20 Rank
5 Non-bank Offices
Florida
42 Branches
$2.3 bil deposits
#24 Rank
10 Non-bank Offices
Tennessee
2 Branches
$155 mm deposits
#113 Rank
1 Non-bank Office

Indicates cities in which our members of Senior Management (Market Presidents,
Executive Vice Presidents, etc.) have resided/worked.
IBKC Overview
IBKC Overview
Where We Lived & Worked
Greensboro, NC
Indianapolis, IN
Las Vegas, NV
Mansfield, PA
Morris Plains, NJ
New York, NJ
Pittsburgh,  PA
Phoenix, AZ
San Diego, CA
Scottsdale, AZ
Wilmington, DE
Resides in New Orleans, LA
Michael J. Brown, VC
Chief Operating Officer
Jefferson G. Parker, VC
Manager of Brokerage, Trust,
and Wealth and Management
Anthony J. Restel, SEVP
Chief Financial Officer
Robert B. Worley
General Counsel
Daryl G. Byrd
President and CEO
Beth A. Ardoin, EVP
Director of Communications
George J. Becker III, EVP
Director of Corporate Operations
Barry F. Berthelot, EVP
Director of Organizational Development
Resides in Lafayette, LA
Resides in Greensboro, NC
Gregg Strader, EVP
Chief Credit Officer
Broad Experience Throughout
Southeastern U.S.

Resides in Annapolis, MD
Robert M. Kottler, EVP
Director of Retail and Small Business
Albuquerque, NM
Annapolis, MD
Boston, MA
Buffalo, NY
Charlotte, NC
Charlottetown,
PE, Canada
Chennai, India
Cleveland, OH
Columbus, OH
Detroit, MI
Flint, MI
Hartford, CT
Resides in Raleigh, NC
John R. Davis, SEVP
Director of Financial Strategy and Mortgage
Resides in Greensboro, GA
James B. Gburek, EVP
Chief Risk Officer
Resides in Gastonia, NC
H. Spurgeon Mackie, EVP
Executive Credit Officer
Experience in Additional Cities:
Indicates cities in which our 11 members of Executive Management have resided/worked

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Combination of Organic Growth And Acquisitions
•
Include Bargain Purchase Gains (Present Value Benefit)
•
Exclude One-Time Costs
•
Full Deployment Of Capital During The Planning Period
Organic Loan Growth
Selected Acquisitions
Share Repurchases
Regulatory Capital Limits Subject To Change
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Selective Branch Additions And Strategic Recruits
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No New Businesses Assumed
•
Improve Operating Leverage From Prior Investments
Other Assumptions
Strategic Overview
Strategic Overview

•
Return On Average Tangible Equity
Excludes One-Time Costs
By End Of Planning Period
•
Tangible Efficiency Ratio
Entire Company, Not Just Bank
By End Of Planning Period
•
Asset Quality
Nonperforming Assets/Total Assets
Exclude FDIC Covered Assets
•
Earnings Per Share Growth
Annual Growth Throughout Period
Excludes One-Time Costs
3-5 Year Strategic Goals
Strategic Overview
Strategic Overview

13% to 17%
Target 60% or Less
Peer Top 10%
Double-Digit %

Strategic Overview
Strategic Overview
Return On Tangible Equity

Source: SNL; US Bank Holding Companies reporting as of June 30, 2011
-30.00%
-25.00%
-20.00%
-15.00%
-10.00%
-5.00%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
2Q11 Return On Tangible Equity - US BHCs
ROTEs 13%-17%

Strategic Overview
Strategic Overview
Tangible Efficiency Ratio

Source: SNL; US Bank Holding Companies reporting as of June 30, 2011
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
130%
140%
150%
160%
170%
180%
190%
200%
2Q11 Tangible Efficiency Ratio - US BHCs
Tangible
Efficiency Ratio
Less Than 60%

Strategic Overview
Strategic Overview
Asset Quality (NPAs/Total Assets)

Top 10%
Source: SNL; US Bank Holding Companies reporting as of June 30, 2011
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%

Strategic Overview
Strategic Overview
EPS Growth

Double Digit
Growth
Source: SNL; US Bank Holding Companies reporting as of June 30, 2011
-100.0%
-80.0%
-60.0%
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
EPS Growth 5-Year CAGR - US BHCs